Vanguard® Global ESG Select Stock Fund
Schedule of Investments (unaudited)
As of April 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Common Stocks (96.4%)
Canada (4.7%)
Bank of Nova Scotia	328,808	20,822
BCE Inc.	255,071	13,561
		34,383
Denmark (1.6%)
Vestas Wind Systems A/S	452,293	11,534
France (4.4%)
Cie Generale des Etablissements Michelin SCA	161,079	19,951
Schneider Electric SE	84,398	12,109
		32,060
Hong Kong (3.5%)
AIA Group Ltd.	2,623,200	25,770
Japan (5.2%)
Mitsubishi UFJ Financial Group Inc.	4,078,600	23,710
Recruit Holdings Co. Ltd.	380,900	13,820
		37,530
Netherlands (5.4%)
ING Groep NV	1,767,560	16,746
Koninklijke DSM NV	71,418	12,006
Wolters Kluwer NV	102,602	10,361
		39,113
Singapore (3.4%)
DBS Group Holdings Ltd.	1,016,687	24,665
Spain (5.1%)
Iberdrola SA	1,676,358	19,263
Industria de Diseno Textil SA	849,329	17,808
		37,071
Switzerland (3.7%)
Novartis AG (Registered)	302,502	26,732
Taiwan (2.3%)
Taiwan Semiconductor Manufacturing Co. Ltd.	917,000	16,582
United Kingdom (10.9%)
Compass Group plc	1,049,094	22,138
GlaxoSmithKline plc	965,658	21,768
Diageo plc	356,291	17,775
National Grid plc	1,172,738	17,423
		79,104

			Shares	Market Value ($000)
United States (46.2%)
		Microsoft Corp.	136,039	37,754
		Merck & Co. Inc.	328,130	29,102
		Visa Inc. Class A	117,327	25,006
		Starbucks Corp.	299,743	22,373
		Texas Instruments Inc.	128,023	21,796
		Cisco Systems Inc.	433,989	21,257
		Northern Trust Corp.	200,013	20,611
		Colgate-Palmolive Co.	261,010	20,111
		Home Depot Inc.	65,062	19,545
		Deere & Co.	50,482	19,059
		Progressive Corp.	162,233	17,417
		Ecolab Inc.	92,724	15,702
		Prologis Inc.	97,207	15,581
		Baxter International Inc.	195,755	13,910
		Automatic Data Processing Inc.	63,747	13,908
		Accenture plc Class A	44,722	13,433
		Trane Technologies plc	60,886	8,517
				335,082
Total Common Stocks (Cost $667,129)				699,626
		Coupon
Temporary Cash Investments (2.4%)
Money Market Fund (2.4%)
[1]	Vanguard Market Liquidity Fund (Cost $17,197)	0.409%	171,995	17,198
Total Investments (98.8%) (Cost $684,326)				716,824
Other Assets and Liabilities—Net (1.2%)				8,779
Net Assets (100%)				725,603
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of April 30, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	369,465	—	—	369,465
Common Stocks—Other	—	330,161	—	330,161
Temporary Cash Investments	17,198	—	—	17,198
Total	386,663	330,161	—	716,824